BEAR STEARNS [GRAPHIC OMITTED]
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009


DATE:                         July 28, 2006

TO:                          Deutsche  Bank Trust Company  Americas,  not in its
                             individual capacity, but solely  as trustee for the
                             benefit of  RALI Series  2006-QA6  Trust,  Mortgage
                             Asset-Backed  Pass-Through   Certificates,   Series
                             2006-QA6
ATTENTION:                   Trust Administration, RALI Series 2006-QA6
TELEPHONE:                   714-247-6000
FACSIMILE:                   714-247-6285

FROM:                        Derivatives Documentation
TELEPHONE:                   212-272-2711
FACSIMILE:                   212-272-9857

SUBJECT:                     Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):         FXNSC8572

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as trustee for the benefit of RALI Series 2006-QA6 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA6 (the "Counterparty"). This letter agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below).

1. This Agreement is subject to and incorporates the (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meaning attributed to them in the Pooling and Servicing Agreement dated as of July 28, 2006 among Residential Accredit Loans, Inc. as Depositor, Residential Funding Corporation as Master Servicer and Deutsche Bank Trust Company Americas as Trustee (collectively, the "Pooling and Servicing Agreement").

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

REFERENCE NUMBER: FXNSC8572
Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as trustee for the benefit of RALI Series 2006-QA6 Trust


      Notional Amount:              With   respect  to any  Calculation  Period,
                                    the  amount  set  forth  for such  period in
                                    Schedule I  attached hereto.

      Trade Date:                   July 28, 2006

      Effective Date:               July 28, 2006

      Termination Date:             June  25,  2010,  subject to  adjustment  in
                                    accordance with the Business Day Convention.

      FIXED AMOUNT:

           Fixed Rate Payer:        Counterparty

           Fixed Rate Payer
           Payment Dates:           The 25th calendar day of each  month  during
                                    the Term  of  this  Transaction,  commencing
                                    August  25,  2006   and    ending   on   the
                                    Termination Date, subject to adjustment in accordance with the Business Day Convention.

           Fixed Rate:              5.72000%

           Fixed Rate Day
           Count Fraction:          30/360

      FLOATING AMOUNTS:

           Floating Rate Payer:     BSFP

           Floating Rate Payer
           Payment Dates:           The 25th  calendar day of each  month during
                                    the Term  of  this  Transaction,  commencing
                                    August   25,   2006   and  ending   on   the
                                    Termination Date, subject to adjustment in accordance with the Business Day Convention.

           Floating Rate for
           initial Calculation
           Period:                  To be determined.

           Floating Rate Option:    USD-LIBOR-BBA

           Designated Maturity:     One month

           Spread:                  None

           Floating Rate Day
           Count Fraction:          Actual/360

           Reset Dates:             The first day of each Calculation Period.

           Compounding:             Inapplicable

      Business Days:                New York and London

      Business Day Convention:      Following

      Additional Amount:            In   connection   with  entering  into  this
                                    Transaction  USD 388,000 is payable  by BSFP
                                    to  the  Master  Servicer on July  28,  2006
                                    in accordance with the payment instructions set forth in Section 5 of this Agreement.

3.  Additional Provisions:          Each  party  hereto is hereby  advised   and
                                    acknowledges   that  the  other  party   has
                                    engaged in (or  refrained  from engaging in)
                                    substantial  financial  transactions and has
                                    taken  (or  refrained   from  taking)  other
                                    material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

4.  Provisions  Deemed  Incorporated  in  a  Schedule  to  the  ISDA Form Master
    Agreement:

1)  [Intentionally omitted]

2)  The parties agree that  subparagraph (ii)  of Section   2(c)  of   the  ISDA
    Form   Master Agreement will apply to any Transaction.

3)  Termination  Provisions.  For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) shall not apply to BSFP or Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e) The "Bankruptcy" provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

(f) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)     Payments on Early Termination. For the purpose of Section 6(e):

                (i) Market Quotation will apply.

                (ii) The Second Method will apply.

(h)     "Termination Currency" means United States Dollars.

(i) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to BSFP or Counterparty and neither BSFP nor the Counterparty shall be required to pay any additional amounts referred to therein.

(j) The provisions of Section 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to BSFP or Counterparty.

4) Tax Representations.

(a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

        (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

        (ii) the satisfaction of the agreement contained in Section 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)
        (iii) of the ISDA Form Master Agreement; and

        (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

     The following representation will apply to BSFP:

        BSFP is a corporation organized under the laws of the United States and its 5U.S. taxpayer identification number is 13-3866307.

        The following representation will apply to the Counterparty:

        Deutsche Bank Trust Company Americas is the Trustee for the benefit of RALI Series 2006-QA6 Trust, a common law trust organized under the laws of the State of New York.

5) [Reserved]

6) Documents to be Delivered. For the purpose of Section 4(a)(i) and 4(a) (iii) of the ISDA Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:


PARTY REQUIRED TO            FORM/DOCUMENT/                 DATE BY WHICH TO
DELIVER DOCUMENT             CERTIFICATE                    BE DELIVERED

BSFP and The            Any  document   required          Promptly   after  the
Counterparty            or reasonably  requested          earlier  of  (i)
                        to allow the other party          reasonable demand  by
                        to make payments  under           either party or (ii)
                        this  Agreement  without          learning  that  such
                        any   deduction  or               form or document is
                        withholding  for  or on           required
                        the account of any Tax
                        or with such deduction
                        or withholding at a
                        reduced rate

(2) Other documents to be delivered are:



PARTY REQUIRED          FORM/DOCUMENT/                  DATE BY WHICH TO                COVERED BY
TO DELIVER              CERTIFICATE                     BE DELIVERED                    SECTION 3(D)
DOCUMENT                                                                                PRESENTATION

BSFP and The            Any documents required          Upon the execution              Yes
Counterparty            by the receiving party          and delivery of this
                        to evidence the authority       Agreement and such
                        of the delivering party         Confirmation
                        or its Credit Support
                        Provider, if any, for
                        it to execute and deliver
                        this Agreement, any
                        Confirmation, and any
                        Credit Support Documents
                        to which it is a party,
                        and to evidence the
                        authority of the delivering
                        party or its Credit Support
                        Provider to perform its
                        obligations under this
                        Agreement, such Confirmation
                        and/or Credit Support
                        Document, as the case may
                        be The Counterparty

BSFP and the            A certificate of an             Upon the execution and          Yes
Counterparty            authorized officer of           delivery of this
                        the party, as to the            Agreement and such
                        incumbency and                  Confirmation
                        authority of the
                        respective officers of
                        the party signing this
                        Agreement.

BSFP                    Legal opinion(s) with           Upon the execution and          No
                        respect to such party           delivery of this
                        and its Credit Support          Agreement and any
                        Provider, if any, for           Confirmation
                        it reasonably
                        satisfactory in form
                        and substance to the
                        other party relating to
                        the enforceability of
                        the party's obligations
                        under this Agreement.


                                       6

BSFP                    A copy of the most              Promptly after request          Yes
                        recent annual report of         by the other party
                        such party (only if
                        available) and its
                        Credit Support
                        Provider, if any,
                        containing in all cases
                        audited consolidated
                        financial statements
                        for each fiscal year
                        certified by
                        independent certified
                        public accountants and
                        prepared in accordance
                        with generally accepted
                        accounting principles
                        in the United States or
                        in the country in which
                        such party is organized

The Counterparty        Copies of closing               Promptly upon request           Yes
                        documents delivered in          by BSFP
                         connection with the
                        issuance of the
                        Certificates Reference
                         Security (as defined
                        above)

The Counterparty        Each other report or            Promptly upon request           Yes
                        other document required         by BSFP, or with
                        to be delivered by or           respect to any
                        to the Counterparty             particular type of
                        under the terms of the          report or other
                        Pooling and Servicing           document as to which
                        Agreement, other than           BSFP has previously
                        those required to be            made request to
                        delivered directly by           receive all reports or
                        the Trustee to BSFP             documents of that
                        thereunder                      type, promptly upon
                                                        delivery or receipt of
                                                        such report or
                                                        document by the
                                                        Counterparty

                                       7


The Counterparty     Evidence, in form and              Upon execution and              Yes
                     substance reasonably               delivery of this
                     satisfactory to the                Agreement
                     other party, that the
                     party's Process Agent
                     acknowledges its
                     agreement to serve such
                     function

Counterparty         An executed copy of the            Within 30 days after             No
                     Pooling and Servicing              the date of this
                     Agreement                          Agreement.


7)  Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

        Address for notices or communications to BSFP:

             Address:      383 Madison  Avenue, New York, New York 10179
             Attention:    DPC Manager
             Facsimile:    (212) 272-5823

        with a copy to:

             Address:      One Metrotech Center North, Brooklyn, New York 511201
             Attention:    Derivative Operations - 7th Floor
             Facsimile:    (212) 272-1634

             (For all purposes)

        Address for notices or communications to the Counterparty:

               Address:      Deutsche Bank Trust Company Americas
                             1761 East St. Andrew Place
                             Santa Ana, CA 592705
               Attention:    Trust Administration, RALI Series 2006-QA6
               Facsimile:    (714) 247-6285
               Phone:        (714) 247-6000

               (For all purposes)

(b)     Process Agent.  For the purpose of Section 13(c) of the ISDA Form Master
        Agreement:

                      BSFP appoints as its
                      Process Agent:                    Not Applicable

                      The Counterparty appoints as its
                      Process Agent:                    Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

        BSFP is not a Multibranch Party.

        The Counterparty is not a Multibranch Party.

(e)     Calculation Agent. The Calculation Agent is BSFP.

(f)     Credit  Support  Document.   Not  applicable  for  either  BSFP  or  the
        Counterparty.

(g)     Credit Support Provider.

        BSFP:  Not Applicable

        The Counterparty:  Not Applicable

(h) Governing Law. The parties to this ISDA Agreement hereby agree that this Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law.

(i) Non-Petition. BSFP hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

(j) Non-Recourse Provisions. Notwithstanding anything to the contrary contained herein, none of the Counterparty or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the Issuer hereunder, and BSFP shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and BSFP shall not have the right to proceed directly against the Issuer for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of BSFP shall be extinguished.

(k) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect and shall remain applicable to all other parties circumstances as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

        The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(l) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(m) Waiver of Jury Trial.Each party to this Agreement respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.

(n) Limited Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(o) This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(p) Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Americas ("Deutsche Bank"), not individually or personally but solely as Trustee of the Counterparty, in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the RALI Series 2006-QA6 Trust (the "Trust") are made and intended not as personal representations, undertakings and agreements by Deutsche Bank but is made and intended for the purpose of binding only the Counterparty, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Deutsche Bank from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Counterparty under this Agreement or any other related documents.

8) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

9) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

        "(g) Relationship Between Parties.

                      Each party represents to the other party on each date when it enters into a Transaction that:--

               (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction
               (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgement and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

               (2) Evaluation and Understanding.

                        (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                        (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

               (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

               (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

               (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, an and "eligible contract participant" as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business."

10) Additional Termination Events. The following Additional Termination Events will apply:

(a) If a Rating  Agency  Downgrade  has occurred and BSFP has not complied  with
Section 11 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such an Additional Termination Event.

(b) If the Trustee is unable to pay the Class A Certificates or fails or admits in writing its inability to pay its Class A Certificates as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

(c) If at any time, the Master Servicer provides notice that it will purchase the Mortgage Loans pursuant to Section 9.01 of the Pooling and Servicing Agreement, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event; provided that notwithstanding anything in the first sentence of Section 6(d)(ii) of the ISDA Form Master Agreement to the contrary, the amount calculated as being due in respect of such Additional Termination Event shall be payable on the Distribution Date upon which the final distribution is made to the Certificateholders.

(d) Without the prior written consent of BSFP, Counterparty shall not consent to any amendment or supplemental agreement to the Pooling and Servicing Agreement if such amendment or supplemental agreement could reasonably be expected to have an adverse effect on the interests of BSFP. Counterparty will furnish to BSFP a copy of each proposed and each executed amendment or supplemental agreement and copies of any related Rating Agency confirmation therewith, if any. The failure by Counterparty to comply with the above shall constitute an Additional Termination Event hereunder, upon which Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

(e) Swap Disclosure Event. If, upon the occurrence of a Swap Disclosure Event (as defined in Section 11(ii) below), BSFP has not, within 10 days after such Swap Disclosure Event complied with any of the provisions set forth in Section 11(iii) below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

11) Rating Agency Downgrade. In the event that BSFP's long-term unsecured and unsubordinated debt rating is reduced below "AA-" by S&P or its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "Aa3" by Moody's (and together with S&P, the "Swap Rating Agency", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade, each such Swap Rating Agency, as applicable, has reconfirmed the rating of the Certificates, which was in effect immediately prior to such withdrawal or downgrade), BSFP shall, at its own expense, subject to the Rating Agency Condition, either (i) transfer this Agreement to another entity that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement (ii) obtain a guaranty of, or other agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement (iii) post collateral which will be sufficient to restore the immediate prior ratings of the Certificates or (iv) take any other action that satisfies the Rating Agency Condition. In the event that BSFP's long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P, then within 10 Business Days after such rating withdrawal or downgrade, BSFP shall, subject to the Rating Agency Condition and at its own expense, either (i) secure another entity to replace BSFP as party to this Agreement that meets or exceeds the Approved Rating Thresholds on terms substantially similar to this Agreement (ii) obtain a guaranty of, or other agreement of another person with the Approved Rating Thresholds, to honor, BSFP's obligations under this Agreement or (iii) take any other action that satisfies the Rating Agency Condition. For purposes of this provision, "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the Swap Rating
Agencies then providing a rating of the Certificates and receive from each of the Swap Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade, qualification or withdrawal of the then-current rating of the Certificates.

12) Compliance with Regulation AB.

        (i) BSFP agrees and acknowledges that the is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

        (ii) It shall be a swap disclosure event ("Swap Disclosure Event") if, on any Business Day after the date hereof, Master Servicer requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Master Servicer, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

        (iii) Upon the occurrence of a Swap Disclosure Event, BSFP, at its own expense, shall (a) provide to Master Servicer the Swap Financial Disclosure, (b) secure another entity to replace BSFP as party to this Agreement on terms substantially similar to this Agreement and subject to prior notification to the Swap Rating Agencies, which entity (or a guarantor therefor) satisfies the Rating Agency Condition and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of BSFP's obligations under this Agreement from an affiliate of the BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to BSFP, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

        (iv) BSFP agrees that, in the event that BSFP provides Swap Financial Disclosure to Master Servicer in accordance with Section 11(iii)(a) or causes its affiliate to provide Swap Financial Disclosure to Master Servicer in accordance with Section 11(iii)(c), it will indemnify and hold harmless Master Servicer, its respective directors or officers and any person controlling Master Servicer, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

13) Third Party Beneficiary. Master Servicer shall be a third party beneficiary of this Agreement.

14) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party (other than a change of Counterparty in connection with a change of Trustee in accordance with the Pooling and Servicing Agreement) unless (i) each Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's, a Division of the McGraw Hill Companies ("S&P"), has been provided notice of the same, and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the [RALI Series 2006-QA6 Certificates] (the "Certificates").


        NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT OR ANY TRANSACTION COVERED HEREBY.

           5.  Account Details and
               Settlement Information:

                              PAYMENTS TO BSFP:
                              Citibank, N.A.,  New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account  Number: 102-04654-1-3
                              Attention: Derivatives Department



                              PAYMENTS TO COUNTERPARTY:
                              Deutsche Bank Trust Company Americas
                              ABA Number: 021001033
                              Account Number: 01419663
                              Account Name: NYLTD Funds Control-Stars West
                              Ref: RALI 2006-QA6 Cap

                              PAYMENTS TO MASTER SERVICER:
                              State Street Bank & Trust Company
                              Boston, MA  502110
                              ABA #011000028
                              BNF to RFC
                              A/C 00076141


Counterparty agrees to check this Agreement and to confirm that the foregoing correctly sets forth the terms of the agreement between the parties hereto with respect to the Transaction (and, to the extent covered hereby, any subsequent Transaction) by signing in the space below and returning to BSFP at facsimile number 212-272-9857 a signed facsimile of this Agreement. For inquiries regarding U.S. Transactions, please contact SUSAN DONLON by telephone at 212-272-2364. For all other inquiries please contact DERIVATIVES DOCUMENTATION by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed the Transaction with you.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:        /s/ Annie Manevitz
    Name:  Annie Manevitz
    Title: Authorized Signatory


AGREED AND ACCEPTED AS OF THE TRADE DATE
DEUTSCHE  BANK TRUST COMPANY  AMERICAS, NOT IN ITS INDIVIDUAL
CAPACITY,  BUT SOLELY AS TRUSTEE FOR RALI SERIES 2006-QA6 TRUST,
MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-QA6



By:        /s/ Karlene Benvenuto
    Name:  Karlene Benvenuto
    Title: Authorized Signatory

                                   SCHEDULE I

(all such dates subject to adjustment in accordance with the Business Day Convention)


                                                                NOTIONAL AMOUNT
FROM AND INCLUDING              TO BUT EXCLUDING                     (USD)
------------------              ----------------                ---------------
Effective Date                  25-Aug-2006                     616,206,150.00
25-Aug-2006                     25-Sep-2006                     587,214,778.24
25-Sep-2006                     25-Oct-2006                     558,454,768.24
25-Oct-2006                     25-Nov-2006                     531,095,522.65
25-Nov-2006                     25-Dec-2006                     505,068,834.48
25-Dec-2006                     25-Jan-2007                     480,309,817.08
25-Jan-2007                     25-Feb-2007                     456,756,742.69
25-Feb-2007                     25-Mar-2007                     434,350,888.59
25-Mar-2007                     25-Apr-2007                     413,036,390.88
25-Apr-2007                     25-May-2007                     392,760,105.31
25-May-2007                     25-Jun-2007                     373,471,474.92
25-Jun-2007                     25-Jul-2007                     355,122,404.11
25-Jul-2007                     25-Aug-2007                     337,667,138.81
25-Aug-2007                     25-Sep-2007                     321,062,152.54
25-Sep-2007                     25-Oct-2007                     305,266,037.95
25-Oct-2007                     25-Nov-2007                     290,239,403.66
25-Nov-2007                     25-Dec-2007                     275,944,776.21
25-Dec-2007                     25-Jan-2008                     262,346,506.57
25-Jan-2008                     25-Feb-2008                     249,410,681.46
25-Feb-2008                     25-Mar-2008                     237,105,038.79
25-Mar-2008                     25-Apr-2008                     225,398,887.26
25-Apr-2008                     25-May-2008                     214,263,029.97
25-May-2008                     25-Jun-2008                     203,669,691.61
25-Jun-2008                     25-Jul-2008                     193,592,449.30
25-Jul-2008                     25-Aug-2008                     184,006,166.71
25-Aug-2008                     25-Sep-2008                     174,886,931.49
25-Sep-2008                     25-Oct-2008                     166,211,995.61
25-Oct-2008                     25-Nov-2008                     157,959,718.74
25-Nov-2008                     25-Dec-2008                     150,109,514.30
25-Dec-2008                     25-Jan-2009                     142,641,798.17
25-Jan-2009                     25-Feb-2009                     135,537,939.85
25-Feb-2009                     25-Mar-2009                     128,780,216.10
25-Mar-2009                     25-Apr-2009                     122,351,766.73
25-Apr-2009                     25-May-2009                     116,236,552.56
25-May-2009                     25-Jun-2009                     110,419,424.18
25-Jun-2009                     25-Jul-2009                     104,885,847.35
25-Jul-2009                     25-Aug-2009                      99,620,348.15
25-Aug-2009                     25-Sep-2009                      94,611,520.61

25-Sep-2009                     25-Oct-2009                      89,846,825.36
25-Oct-2009                     25-Nov-2009                      85,314,367.58
25-Nov-2009                     25-Dec-2009                      81,002,831.80
25-Dec-2009                     25-Jan-2010                      76,901,453.71
25-Jan-2010                     25-Feb-2010                      72,999,993.33
25-Feb-2010                     25-Mar-2010                      69,288,709.45
25-Mar-2010                     25-Apr-2010                      65,758,335.37
25-Apr-2010                     25-May-2010                      62,400,055.78
25-May-2010                     Termination Date                 59,205,484.77